Exhibit 32.2

SECTION 1350 CERTIFICATION (CFO)

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diguang International Development Co., Ltd., (the “Company”), on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), I, Li Jun Jiang, controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2011	By:	/s/ Li Jun Jiang
Li Jun Jiang
Financial Controller